SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2002
Date of Report (Date of earliest event reported)

R.J. REYNOLDS TOBACCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6388 (Commission file number)	56-0950247 (I.R.S. Employer Identification No.)

401 North Main Street, Winston-Salem, NC (Address of principal executive offices)	27102 (Zip Code)

336-741-5500
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

     On August 1, 2002, Andrew J. Schindler, principal executive officer, and Richard H. Bogan, principal financial officer, of R.J. Reynolds Tobacco Holdings, Inc. submitted sworn statements to the SEC, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (Order No. 4-460) issued June 27, 2002.

     A copy of the statements are attached as Exhibit 99.1 and Exhibit 99.2.

Limitation on Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the information in this report and the attached exhibits is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.J. REYNOLDS TOBACCO HOLDINGS, INC.
(Registrant)

Date: August 1, 2002	By:	/s/ McDara P. Folan, III

McDara P. Folan, III
Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Statement Under Oath of Principal Executive Officer dated August 1, 2002.

99.2	Statement Under Oath of Principal Executive Officer dated August 1, 2002.